Exhibit 99.1

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS

                          Year ended December 31, 2003
                       with Report of Independent Auditors

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                        CONSOLIDATED FINANCIAL STATEMENTS


           Year Ended December 31, 2003 and June 30, 2004 (Unaudited)


                                Table of Contents



Report of Independent Auditors............................................    1

Consolidated Financial Statements:

Consolidated Balance Sheets...............................................    2

Consolidated Statements of Income.........................................    4

Consolidated Statements of Stockholders' Equity...........................    5

Consolidated Statements of Cash Flows.....................................    6

Notes to Consolidated Financial Statements................................    7

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Stockholders of Practical Building Solutions 2000, Inc.


We have audited the accompanying consolidated balance sheet of Practical Building Solutions 2000, Inc., a Texas Corporation, as of December 31, 2003, and the related consolidated statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Practical Building Solutions 2000, Inc. and subsidiaries as of December 31, 2003, and the consolidated results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Bulloch, DuPertuis, Seger & Company, P.L.L.C.


May 14, 2004
Addison, TX

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                           CONSOLIDATED BALANCE SHEETS

                                                                  June 30,       December 31,
                                                                    2004            2003
                                                                ------------    ------------
                                                                 (Unaudited)
Assets
Current assets:
    Cash and cash equivalents                                   $      2,118    $      5,055
    Accounts receivable, less allowance for doubtful accounts
      of $ 0 and $20,000 for 2004 and 2003 respectively               90,861         154,369
    Accounts receivable, related party                                50,525          44,000
                                                                ------------    ------------

Total current assets                                                 143,504         203,424
                                                                ------------    ------------

Property and equipment:
    Furniture & fixtures                                              19,473          19,473
    Machinery and equipment                                           72,427          65,410
                                                                ------------    ------------
                                                                      91,900          84,883
    Less accumulated depreciation                                    (43,951)        (34,746)
                                                                ------------    ------------
Total property and equipment, net                                     47,949          50,137
                                                                ------------    ------------

Other assets
    Deposits                                                            --               745
                                                                ------------    ------------
Total other assets                                                      --               745
                                                                ------------    ------------

Total assets                                                    $    191,453    $    254,306
                                                                ============    ============


                             See accompanying notes.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                                                               June 30,       December 31,
                                                                 2004            2003
                                                             ------------    ------------
                                                             (Unaudited)
Liabilities and Stockholders' Equity
Current liabilities:
    Accounts payable                                         $     39,489    $     38,300
    Accrued expenses                                               35,623          35,581
    Current portion of long-term debt                               8,622          10,621
    Current portion of long-term debt, related party               26,000          31,784
                                                             ------------    ------------
Total current liabilities                                         109,734         116,285
                                                             ------------    ------------

Long-term liabilities:
    Deferred income taxes                                           4,099          19,533
                                                             ------------    ------------
Total long-term liabilities                                         4,099          19,533
                                                             ------------    ------------

Total liabilities                                                 113,833         135,818
                                                             ------------    ------------

Stockholders' equity:
    Common stock, no par value, 10,000 shares authorized,
      1,000 shares issued and outstanding in 2004 and 2003          1,000           1,000
    Additional paid-in capital                                    105,196         105,196
    Retained earnings                                             (28,577)         12,292
                                                             ------------    ------------
Total stockholders' equity                                         77,619         118,488
                                                             ------------    ------------

Total liabilities and stockholders' equity                   $    191,452    $    254,306
                                                             ============    ============


                             See accompanying notes.

               PRACTICAL BUILDING SOLUTIONS 2000, INC.

                  CONSOLIDATED STATEMENTS OF INCOME


                                                    Six Months
                                                       Ended        Year Ended
                                                     June 30,       December 31,
                                                       2004            2003
                                                   ------------    ------------
                                                   (Unaudited)

Net revenue                                        $    152,911    $    619,911

Selling, general and administrative expenses            226,334         532,482
                                                   ------------    ------------

Income (loss) from operations                           (73,423)         87,429
                                                   ------------    ------------

Other income (expense):
    Interest expense                                     (2,879)         (5,732)
    Loss on sale of assets                                   --            (127)
    Other income                                         20,000           5,894
                                                   ------------    ------------
Total other income                                       17,121              35
                                                   ------------    ------------

Income (loss) before provision for income taxes         (56,302)         87,464

Provision for income taxes:
    Current                                                  --              --
    Deferred tax expense (benefit)                      (15,434)         19,533
                                                   ------------    ------------
Total provision for income taxes                        (15,434)         19,533
                                                   ------------    ------------

Net income (loss)                                  $    (40,868)   $     67,931
                                                   ============    ============


                             See accompanying notes.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                                          Additional
                                                           Paid-in         Retained
                                          Common Stock     Capital         Earnings         Total
                                          ------------   ------------    ------------    ------------

Balance at January 1, 2003                $      1,000   $    147,594    $    (55,639)   $     92,955

     Net income                                     --             --          67,931          67,931
     Distributions from Paid in Capital             --        (42,398)             --         (42,398)
                                          ------------   ------------    ------------    ------------

Balance at December 31, 2003                     1,000        105,196          12,292         118,488

     Net loss (Unaudited)                           --             --         (40,868)        (40,868)
                                          ------------   ------------    ------------    ------------

Balance at June 30, 2004 (Unaudited)      $      1,000   $    105,196    $    (28,577)   $     77,619
                                          ============   ============    ============    ============


                             See accompanying notes.

                  PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                        Six Months
                                                                          Ended        Year Ended
                                                                         June 30,      December 31,
                                                                           2004            2003
                                                                       ------------    ------------
                                                                       (Unaudited)
Operating Activities
    Net income (loss)                                                  $    (40,868)   $     67,931
    Adjustments to reconcile net income  (loss) to net cash provided by operating activities:
        Depreciation                                                          9,205          14,138
        Deferred income taxes                                               (15,434)         19,533
        Changes in operating assets and liabilities:
          Accounts receivable                                                56,983         (83,705)
          Accounts payable and accrued expenses                               1,231           1,422
          Net decrease in long term assets                                      746              --
                                                                       ------------    ------------
Net cash provided by operating activities                                    11,863          19,319
                                                                       ------------    ------------

Investing Activities
    Purchases of property, plant and equipment                               (7,017)        (16,508)
                                                                       ------------    ------------
Net cash used in operating activities                                        (7,017)        (16,508)
                                                                       ------------    ------------

Financing Activities
    Net decrease in short-term borrowings                                    (7,783)         16,099
    Net distributions of capital                                                 --         (14,741)
                                                                       ------------    ------------
Net cash provided by (used) in financing activities                          (7,783)          1,358
                                                                       ------------    ------------

Net increase (decrease) in cash and cash equivalents                         (2,937)          4,169
Cash and cash equivalents at beginning of year                                5,055             886
                                                                       ------------    ------------

Cash and cash equivalents at end of year                               $      2,118    $      5,055
                                                                       ============    ============


Supplemental Disclosure of Cash Flow Information
    Cash paid during the year for interest                             $      2,978    $      2,978
                                                                       ============    ============

    Cash paid during the year for income taxes                         $         --    $         --
                                                                       ============    ============


                             See accompanying notes.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2003


A.    Nature of Business

Practical Building Solutions 2000, Inc. (the "Company") is a Texas corporation incorporated in 1999. The Company performs engineering services for real estate developers and architectural firms throughout the United States. The Company has a 100 percent owned subsidiary, PBS 2000, Inc. which is inactive at this time.

B.    Accounting Policies

A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

Basis of Accounting

The accounts are maintained and the financial statements have been prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiary, all of which are wholly owned. Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts in the financial statements and accompanying notes. Actual results could differ from these estimates and assumptions.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. At December 31, 2003 and June 30, 2004, the Company had no such investments included in cash and cash equivalents. The Company maintains deposits primarily in one financial institution, which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation ("FDIC"). There were no uninsured deposits at December 31, 2003 and June 30, 2004.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


B.    Accounting Policies - continued

Accounts Receivable

The Company performs periodic credit evaluations of its customers' financial condition and extends credit to virtually all of its customers on an uncollateralized basis. Credit losses to date have been insignificant and within management's expectations. Management has established a bad debt reserve of $20,000 as of December 31, 2003 to cover any potential uncollectible accounts. This reserve was reversed by June 30, 2004 as the receivable was collected. Therefore the bad debt reserve was $0 at June 30, 2004. In the event of complete non-performance by the Company's customers, the maximum exposure to the Company is the outstanding accounts receivable balance at the date of non-performance.


Property and Equipment

Property and equipment are stated at cost. Depreciation expense was $14,138 for the year ended December 31, 2003 and $9,205 for the six months ended June 30, 2004. Depreciation is computed using the straight-line method over the estimated useful lives of the assets for financial reporting purposes. Expenditures for major renewals and betterments that extend the useful lives are capitalized. Expenditures for normal maintenance and repairs are expensed as incurred. The cost of assets sold or abandoned and the related accumulated depreciation are eliminated from the accounts and any gains or losses are charged or credited to operations of the respective period. The estimated useful lives by classification are as follows:

      Furniture and fixtures                           5 - 25 years
      Machinery and equipment                          4 - 10 years

Revenue Recognition

The Company generally recognizes revenue upon performance of services for its customers.

Income Taxes

Deferred income taxes are determined using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, a valuation allowance is established to reduce any deferred tax asset for which it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


B.   Accounting Policies - continued

Fair Value of Financial Instruments

In accordance with the reporting requirements of SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of cash equivalents, accounts receivable and accounts payable approximate their carrying amounts due to the relatively short maturity of these instruments. The carrying value of short and long-term debt also approximates fair value since they bear market rates of interest. None of these instruments are held for trading purposes.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

C.    Long-Term Debt

      Long-term debt consisted of the following:

                                                       June 30,     December 31,
                                                         2004           2003
                                                     ------------   ------------
                                                     (Unaudited)

8% note due through 2004                             $      8,099   $      8,099
8% note due through 2004, related party                     6,000          6,784
12.5% note due through 2004, related party                 20,000         25,000
Other, principally at 18% due through 2004                    523          2,522
                                                     ------------   ------------
Total debt                                                 34,622         42,405
Less current portion                                       34,622         42,405
                                                     ------------   ------------

Total long-term debt                                 $          0   $          0
                                                     ============   ============

Maturities of long-term debt for the five years succeeding December 31, 2003 and June 30, 2004, are $42,405 and $34,622 over the twelve months following, and none thereafter. All notes are unsecured.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


D.    Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the difference in book and tax depreciation. The deferred taxes represent the future tax return consequences of those differences, which will be taxable when the depreciation is booked as the tax depreciation is accelerated therefore causing a greater tax impact in later years.

Income before income taxes consisted of the following:

                                                     June 30,     December 31,
                                                      2004            2003
                                                  ------------    ------------
                                                   (Unaudited)

      Domestic                                    $    (56,302)   $     87,463
                                                  ------------    ------------

      Total income before income taxes            $    (56,302)   $     87,463
                                                  ============    ============

The provision for income taxes is made up of the following:

                                   Current                   Deferred
                           --------------------------------------------------
                            June 30,    December 31,  June 30,     December 31,
                              2004         2003         2004          2003
                           --------------------------------------------------
                           (Unaudited)  (Unaudited)

      Federal              $        0   $        0   $  (15,434)   $   19,533
                           ----------   ----------   ----------    ----------

      Total income taxes   $        0   $        0   $  (15,434)   $   19,533
                           ==========   ==========   ==========    ==========

The deferred tax liability (asset) relates to the following:

                                               June 30,      December 31,
                                                 2004            2003
                                             ------------    ------------
                                             (Unaudited)

      Net Operating Loss                     $    (69,691)   $    (44,298)
      Depreciation                                 24,704          16,786
      Accrual to cash adjustment                   40,888          47,045
                                             ------------    ------------

      Total deferred income taxes            $      4,099    $     19,533
                                             ============    ============

As of December 31, 2003, the Company had a net operating loss of $130,704 from 2002 and expires in 2017.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


E.    Operating Leases

The Company leases office space. The lease for the building is through June 30, 2006.

Future minimum payments under capital leases and non-cancelable operating leases with initial terms of one year or more consisted of the following at December 31, 2003:

                                                               Operating
                                                                 Leases
                                                              ------------

      2004                                                    $     30,572
      2005                                                          30,572
      2006                                                          15,286
      Thereafter                                                         0
                                                              ------------
      Total minimum lease payments                            $     76,430
                                                              ============


Rental expense consisted of the following:

                                                               Year Ended
                                                              December 31,
                                                                  2003
                                                              ------------

      Minimum rentals under operating leases                  $     22,685
      Other                                                              0
                                                              ------------

      Total rental  expense                                   $     22,685
                                                              ============

F.    Concentrations of Credit

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade receivables. The Company places temporary cash investments with high credit quality financial institutions and, by policy, limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base, and their dispersion across many different industries and geographies.

G.    Contingencies

The Company is not involved in any suits or claims arising in the normal course of business. In management's opinion, this will remain the case.

                     PRACTICAL BUILDING SOLUTIONS 2000, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


H.    Related Party Transactions

A related company (related by common ownership) was formed to develop a building. This company owes Practical Building Solutions 2000, Inc. $44,000 as of December 31, 2003 and June 30, 2004.

The company has a note payable to a shareholder in the amount of $25,000 and to an employee in the amount of $6,784 as of December 31, 2003 and $20,000 and $6,784 respectively as of June 30, 2004. These notes are short term in nature and are described in footnote C, Long-Term Debt.

I.    Subsequent Events

The company has entered into a pending transaction where the shareholders would sell their stock in the Company for stock of the acquiring company. This transaction was completed on August 10, 2004.